                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                    BOISE CASCADE OFFICE PRODUCTS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
  [LOGO]
  BOISE CASCADE
  OFFICE PRODUCTS
  CORPORATION

 --------------------------------------

 ANNUAL MEETING
 OF SHAREHOLDERS

 ITASCA, ILLINOIS
 APRIL 21, 1998

--------------------------------------

 NOTICE AND PROXY
 STATEMENT

NOTICE OF ANNUAL MEETING

800 West Bryn Mawr Avenue        George J. Harad                  [LOGO]
Itasca, Illinois 60143-1594      Chairman of the Board            BOISE CASCADE
                                                                  OFFICE PRODUCTS CORPORATION

March 10, 1998

Dear Shareholder:

    You are cordially invited to attend Boise Cascade Office Products Corporation's annual meeting of shareholders. The meeting will be held at our headquarters, 800 West Bryn Mawr Avenue, Itasca, Illinois, at 10 a.m., Central daylight time, on Tuesday, April 21, 1998. Your board of directors and management look forward to seeing you. If you are unable to attend, I urge you to return the enclosed proxy card as soon as possible.

    At this year's meeting, shareholders will have the opportunity to vote on the following matters:

       1.  Election of three directors to serve three-year terms.

       2. A resolution to ratify the board of directors' appointment of Arthur Andersen LLP as independent auditors for the company for 1998.

       3.  Any other business that may properly come before the meeting.

    If you were a shareholder of record on February 26, 1998, you will be entitled to vote on the above matters.

    During the meeting, management will review the company's performance during the past year and comment on the outlook for the company. You will have an opportunity to ask questions about the company and its operations. Management representatives will also be on hand to speak with you about our business.

    Regardless of the number of shares you own, your vote is important. Please sign and return the proxy card in the enclosed envelope at your earliest convenience.

Sincerely yours,

             [LOGO]

George J. Harad

PROXY STATEMENT

    We are mailing this statement to you on or about March 10, 1998, as a shareholder of Boise Cascade Office Products Corporation, 800 West Bryn Mawr Avenue, Itasca, Illinois 60143-1594, to solicit proxies for our 1998 annual shareholders meeting.

    If you sign and return the enclosed proxy, you may revoke it any time before it is exercised by:

    (a) delivering a later proxy to the independent tabulator, Corporate Election Services, Inc.;

    (b) giving us written notice of revocation before or at the annual meeting;
       or

    (c) voting at the annual meeting.

    The tabulator will collect, tabulate, and retain all proxy cards and will forward any comments written on the proxy cards to management.

BUSINESS AT THE MEETING

1.  ELECTION OF DIRECTORS

    Seven directors, divided into three classes, presently serve on our board of directors. Four of these seven directors will continue to serve according to their previous elections. Three directors are nominees for reelection, each to hold office until the annual meeting of shareholders in 2001.

    VOTING FOR DIRECTORS

    If you sign and return your proxy, we will vote it in favor of the nominees (unless you instruct us otherwise). If any nominee becomes unavailable for election for any reason, we will vote the proxies for a substitute nominated by the board of directors or the board may reduce the number of directors to be elected. Unless the board reduces the number of directors to be elected, the three nominees who receive the greatest number of votes at the annual meeting will be elected as directors. Abstentions and broker nonvotes will not be counted as votes cast either for or against the directors.

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2001

                      JOHN B. CARLEY, 64, was elected to the board of
   [PHOTO] directors in 1995. He is a director, chairman of the Executive Committee of the board of directors, and former president and chief operating officer of Albertson's, Inc., a retail food and drug company. Mr.
                      Carley is also a director of Idaho Power Company.

                      GEORGE J. HARAD, 53, was elected to the board of
   [PHOTO] directors in 1995 and became chairman of the board that same year. He is chairman of the board and chief executive officer of Boise Cascade Corporation and has been an executive officer of Boise Cascade Corporation since 1982. Mr. Harad is also a director of Allendale
                      Insurance Co. and US West, Inc.

                      CHRISTOPHER C. MILLIKEN, 52, was elected a member of
   [PHOTO] the board and president of the company in February 1998 after serving as senior vice president, operations, since 1995. He has also served as an executive officer of Boise Cascade Corporation since 1995. Mr. Milliken will become chief executive officer of BCOP upon Mr.
                      Danis' retirement in April 1998.

DIRECTORS WHOSE TERMS EXPIRE IN 2000

                      JAMES G. CONNELLY III, 52, was elected to the board of
   [PHOTO] directors in 1995. He is a director, president, and chief operating officer of USFreightways Corporation, a diversified transportation and logistics company. Mr.
                      Connelly is the former president and chief operating officer of Caremark International Inc., a wholly owned subsidiary of MedPartners, Inc., and a national provider of health care management and services.

                      PETER G. DANIS JR., 66, was elected to the board of
   [PHOTO] directors in 1995. He is the chief executive officer and former president of the company. Mr. Danis has served as executive vice president of Boise Cascade
                      Corporation since 1993 and has been an executive officer of Boise Cascade Corporation since 1977. He is also a director and the interim nonexecutive chairman of Payless Cashways, Inc. Mr. Danis is retiring from
                      BCOP in April 1998 but will continue to serve on its board of directors.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

                      THEODORE CRUMLEY, 52, was elected to the board of
   [PHOTO] directors in 1995. He is currently senior vice president and chief financial officer of Boise Cascade
                      Corporation and has been an executive officer of Boise
                      Cascade Corporation since 1990. Mr. Crumley is also a director of Hecla Mining Company.

                      A. WILLIAM REYNOLDS, 64, was elected to the board of
   [PHOTO]            directors in 1995. He is the chief executive of Old
                      Mill Group, a private investment firm. Mr. Reynolds is the former chairman of the board and chief executive officer of GenCorp Inc., a diversified manufacturing and service company. He is also a director of Boise
                      Cascade Corporation and Eaton Corporation and former chairman of the Federal Reserve Bank of Cleveland.

INFORMATION REGARDING MAJORITY SHAREHOLDER

    As of December 31, 1997, Boise Cascade Corporation ("BCC"), a Delaware corporation, headquartered in Boise, Idaho, beneficially owned an aggregate of 53,398,724 shares, or approximately 81.4%, of our outstanding common stock, with sole voting and investment power over all of the shares. Because of their relationship with BCC, Messrs. Crumley, Harad, and Reynolds may be deemed by the Securities and Exchange Commission to beneficially own the shares of our common stock owned by BCC. Each of these three people disclaims any beneficial ownership of those shares.

BOARD MEETINGS AND ATTENDANCE OF DIRECTORS

    During 1997, our board of directors met seven times. All directors attended at least 75% of the total meetings of the board and the committees on which they served.

                THE BOARD OF DIRECTORS AND COMMITTEE MEMBERSHIP

------------------------------------------------------------------------------------------------------------
                                                            COMPENSATION         COMMITTEE OF INDEPENDENT
DIRECTOR                              AUDIT COMMITTEE         COMMITTEE                  DIRECTORS
------------------------------------------------------------------------------------------------------------
John B. Carley.....................              X                    X                          X*
James G. Connelly III..............              X*                   X                          X
Theodore Crumley...................
Peter G. Danis Jr..................
George J. Harad....................
Christopher C. Milliken............
A. William Reynolds................                                   X*
------------------------------------------------------------------------------------------------------------

* Committee chairperson

COMMITTEES OF THE BOARD OF DIRECTORS

    AUDIT COMMITTEE

    This committee is composed of two members, neither of whom is an officer, employee, or former officer of Boise Cascade Office Products or a director or officer of any corporation which holds more than 10% of the voting shares in the company's capital. The committee meets periodically with management, our Internal Audit staff, and representatives of our independent auditors to assure that appropriate audits of our affairs are being conducted. Additionally, the committee reviews the scope of internal and external audit activities and the results of the annual audit. The committee also recommends a public accounting firm to serve as independent auditors each year. Both the independent auditors and the internal auditors can communicate directly with the committee to discuss the results of their examinations, the adequacy of internal accounting controls, and the integrity of financial reporting. During 1997, the committee met twice.

    COMPENSATION COMMITTEE

    Three members serve on this committee. Each member must meet the following qualifications:

    (a) he is not an employee of Boise Cascade Office Products;

    (b) he is not an executive officer of any company which has on its own board of directors an executive officer of Boise Cascade Office Products; and

    (c) he is not an officer, former officer, or employee of any corporation which holds more than 10% of the voting shares in Boise Cascade Office Products' capital.

    The committee establishes all executive officer compensation and administers stock option and variable compensation programs which apply to officers and directors. During 1997, this committee met four times.

    COMMITTEE OF INDEPENDENT DIRECTORS

    This committee is composed of two members, neither of whom is an officer, employee, or former officer of Boise Cascade Office Products or a director or officer of any corporation which holds more than 10% of the voting shares in the company's capital. The committee reviews and approves the terms of all material agreements and transactions between us and any corporation which holds more than 10% of the voting shares in the company's capital. The committee also reviews and evaluates any significant related party transactions between us and any officer, director, or principal shareholder. During 1997, this committee met once.

DIRECTORS' COMPENSATION

    Our directors, except those who are also company or BCC officers, receive compensation in cash and stock options and may participate in a deferred compensation plan, as explained below.

    MONETARY COMPENSATION

    Directors who are not officers of either the company or BCC receive an annual retainer of $16,000 plus a fee of $1,000 for each board meeting they attend and for each committee meeting held on a day other than the board meeting date. Our directors receive no additional compensation for attending committee meetings held on the same day as a board meeting. We reimburse directors for travel and other expenses that they incur to attend board or committee meetings.

    DIRECTOR STOCK OPTION PLAN

    Under the shareholder-approved Director Stock Option Plan, each director who is not an employee of either the company or BCC is granted a stock option on July 31. Directors elected between August 1 and December 31 receive a grant when they are elected. The options are exercisable one year after the grant date, and they expire the earlier of (a) three years after the director's retirement, resignation, death, or termination as a director or (b) ten years after the grant date.

    In 1997, each nonemployee director was granted an option to purchase 5,000 shares of our common stock at a price equal to the stock's closing market price on the grant date.

    DEFERRED COMPENSATION PROGRAM

    Our directors' deferred compensation program allows each nonemployee director to defer all or a portion of his cash compensation.

    Under this program, nonemployee directors may defer from a minimum of $5,000 to a maximum of 100% of their cash compensation in a calendar year. Interest is imputed on deferred compensation at a rate equal to 130% of Moody's Composite Average of Yields on Corporate Bonds. A minimum death benefit of 1.5 times a participant's total deferral amount between February 14, 1995, and December 31, 1995, is also provided. The benefits under this program are not funded and are payable from our general assets. Participants in the program are unsecured general creditors of the company with respect to these benefits.

    As of December 31, 1997, all three eligible directors were participating in the deferred compensation program.

    OTHER

    During 1995, the company entered into a number of transactions with BCC which are described under "Related Party Transactions." None of the transactions constitutes compensation for Messrs. Crumley, Harad, or Reynolds.

2. RATIFICATION OF APPOINTMENT OF AUDITORS

    Subject to your approval, the board of directors has appointed the public accounting firm of Arthur Andersen LLP as our independent auditors for 1998. Representatives of the firm will be available at the annual meeting to answer your questions. The firm does not presently plan to make a statement at the meeting, although we will give them the opportunity to do so.

    If you sign and return your proxy, we will vote it in favor of ratifying the appointment of Arthur Andersen LLP as auditors for 1998 (unless you instruct otherwise).

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION
        OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR 1998.

3. OTHER BUSINESS

    Our management knows of no other matters to be voted on at the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your properly executed proxy according to their judgment on those matters.

    At the meeting, management will report on our business, and you will have an opportunity to ask questions.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The directors, nominees for director, and executive officers furnished the following information to us regarding the shares of our common stock which they beneficially owned on December 31, 1997.

                           OWNERSHIP OF COMPANY STOCK

------------------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT AND NATURE
                                                                                       OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER                                                                 OWNERSHIP           CLASS
----------------------------------------------------------------------------------------------------------------------
DIRECTORS(1)
John B. Carley....................................................................           37,000                *
James G. Connelly III.............................................................           16,000                *
Theodore Crumley..................................................................            1,000                *
Peter G. Danis Jr.................................................................          324,800(2)             *
George J. Harad...................................................................            2,000                *
Christopher C. Milliken...........................................................          101,985(2)             *
A. William Reynolds...............................................................           33,000                *

OTHER NAMED EXECUTIVES
Richard L. Black..................................................................           95,294(2)             *
Carol B. Moerdyk..................................................................          107,400(2)             *
Lawrence E. Beeson................................................................           66,777(2)             *
All directors, nominees for director, and executive officers as a group(1)(2).....        1,020,749             1.52%

* Less than 1% of class
----------------------------------------------------------------------------------------------------------------------

(1) Beneficial ownership for the directors includes all shares held of record or in street name, plus options granted but unexercised under the Director Stock Option Plan ("DSOP"), described under "Election of Directors--Directors' Compensation." The number of shares subject to options under the DSOP included in the beneficial ownership table is as follows:
    Messrs. Carley, 13,000 shares; Connelly, 13,000 shares; Reynolds, 13,000 shares; and directors as a group, 39,000 shares.

(2) The beneficial ownership for these executive officers includes all shares held of record or in street name, plus options granted but unexercised under the Key Executive Stock Option Plan ("KESOP"), described under "Compensation Tables-- Stock Options," and interests in shares of common stock held in the Boise Cascade Office Products Common Stock Fund by the trustee of the Savings and Supplemental Retirement Plan ("SSRP"), a defined contribution plan qualified under Section 401(a) of the Internal Revenue Code. The following table indicates the nature of each executive's stock ownership.

                                                                             Common     Unexercised      SSRP
                                                                             Shares        Option       (Common
                                                                              Owned        Shares       Stock)
                                                                           -----------  ------------  -----------
Peter G. Danis Jr........................................................      22,000       302,800            0
Christopher C. Milliken..................................................       8,400        88,400        5,185
Richard L. Black.........................................................       1,494        93,800            0
Carol B. Moerdyk.........................................................       5,000       102,400            0
Lawrence E. Beeson.......................................................       1,250        64,900          627
All executive officers as a group........................................      44,630       874,450       12,669

    On December 31, 1997, the following directors, nominees for director, and executive officers beneficially owned the following number of shares of BCC's common and preferred stock.

                  OWNERSHIP OF BOISE CASCADE CORPORATION STOCK

------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL
                                                       COMMON                       SSRP        SHARES         ESOP
                                                       SHARES      UNEXERCISED     (COMMON      COMMON      (PREFERRED
NAME OF BENEFICIAL OWNER                                OWNED     OPTION SHARES    STOCK)      STOCK(1)      STOCK)(2)
------------------------------------------------------------------------------------------------------------------------
DIRECTORS
Theodore Crumley...................................       1,180       111,500         8,038      120,718           507
Peter G. Danis Jr..................................       1,740        56,600         3,962       62,302           432
George J. Harad....................................       3,050       490,400         7,808      501,258           721
Christopher C. Milliken............................           0         1,300             0        1,300           842
A. William Reynolds................................      10,000        11,987             0       21,987             0

OTHER NAMED EXECUTIVES
Richard L. Black...................................           0        13,200             0       13,200             0
Carol B. Moerdyk...................................           0        44,575            42       44,617           247
All directors, nominees for director, and executive
  officers as a group..............................      17,985       873,962        21,856      913,803         9,203
------------------------------------------------------------------------------------------------------------------------

(1) The individual beneficial ownership represents less than 1% of the outstanding shares. All of the company's executive officers, directors, or nominees for director (as a group) beneficially own 1.52% of BCC's common stock.

(2) The company's executive officers, directors, or nominees for director (individually or as a group) do not own more than 1% of any series of BCC's preferred stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any person who owns more than 10% of a registered class of our equity securities ("Reporting Persons"), to report ownership on Form 3 and changes in ownership on Form 4 or 5 and to file these reports with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Under SEC rules, we receive copies of all Section 16(a) forms that these Reporting Persons file.

    We have reviewed copies of these reports and written representations from Reporting Persons. We believe all Reporting Persons complied with their Section 16(a) reporting obligations during 1997, except for late report of a purchase in December 1997 of 2,000 shares of the company's common stock by James G. Connelly III, a director. This transaction was reported in Mr. Connelly's Form 5 for 1997, filed in January 1998.

EXECUTIVE COMPENSATION

    The Compensation Committee of the board of directors approves the individual salaries and compensation programs for executive officers. The following report explains the basis for the committee's compensation decisions during 1997.

COMPENSATION COMMITTEE REPORT

    The company is committed to providing competitive total compensation to all employees. The executive compensation program is designed to attract, motivate, reward, and retain the broad-based management talent critical to achieving the company's business goals. All employees, including executive officers, are compensated based on each employee's job responsibilities and on his or her individual performance over time.

    To ensure that compensation levels remain competitive, the company reviews various reports and other information on the executive compensation practices of seven other companies within the office products distribution industry, which are selected primarily because of the comparable levels of responsibility between our executives and executives within those companies. The industry comparables index shown in the performance graph following this report is comprised of the seven companies we monitor.

    The company also collects information on the compensation practices of approximately 110 other distribution and retail companies. Together, these office products distribution, general distribution, and retail companies are referred to as "peer group" companies in this report. In addition to the peer group companies' compensation information, the company and committee use information regarding executive compensation programs provided by human resource consulting firms, including in 1997, Hewitt Associates and Management Compensation Services.

    The company's executive compensation program has four principal components: base salary, annual variable incentive compensation, stock options, and other compensation plans. The committee believes these combined components provide competitive compensation and form an appropriate relationship between the executive's compensation, the executive's performance, and the company's performance. During 1997, the cash-based annual variable (at-risk) incentive component linked executive compensation directly to the company's financial performance, and the stock option component tied executive compensation to growth in its stock value.

    The company's compensation plans reflect the committee's intent that the compensation paid to executive officers will qualify for federal income tax deduction by the company. Nevertheless, because executive compensation decisions necessarily involve some subjective judgment, the committee reserves the authority to make compensation payments that may not be deductible under federal tax law.

    BASE SALARY

    A salary guideline is established for each salaried position in the company, including each executive officer position. The midpoint of each salary guideline is the average salary, adjusted for company size (in sales), of equivalent positions at the peer group companies. The committee determines each executive officer's base salary by reviewing his or her sustained job performance over time, including both individual performance and performance of the business or staff unit which the executive heads. Business or staff unit performance is measured by economic value added, return on total capital, achievement of sales or operating targets, effectiveness of cost-containment measures, implementation of Total Quality process improvements, and other factors relevant to the specific position. In weighing these factors, the committee must make inherently subjective judgments.

    Each year, the committee reviews the criteria discussed above and establishes the chief executive officer's base salary. In 1997, the committee set Mr. Danis' base salary at $475,000 per year. This reflects Mr. Danis' 30 years of combined experience with the company and BCC, his responsibilities as chief executive officer, and his role in the company's strategic growth, cost-effectiveness programs, and Total Quality evolution. This salary rate is approximately 5% below the midpoint of the designated salary guideline ($499,900) for the company's chief executive officer.

    ANNUAL VARIABLE INCENTIVE COMPENSATION

    The committee establishes objective performance criteria for the variable incentive compensation program and oversees the program's administration. In 1997, this program applied to about 151 of the company's key managers, including all executive officers.

    The criteria for the program specify percentages of the participants' compensation to be paid as additional cash compensation based on improvements in the company's "economic value added." Economic value added is determined by calculating the company's operating profit and then subtracting a pretax charge for the capital used to generate that profit.

    The committee establishes target payouts for each participating position. The target payout for the chief executive officer, over time, should average approximately 60% of the chief executive officer's base salary, assuming the company performs satisfactorily. The actual payout under the plan varies from year to year depending on the company's financial performance for the year. Target payout amounts for executive officers also vary, depending on their levels of responsibility and on competitive compensation practices.

    Under the 1997 program, Mr. Danis received a payment equal to 48.8% of his base salary, as reported in the Summary Compensation Table. The Summary Compensation Table reflects amounts paid under this variable incentive program.

    STOCK OPTIONS

    Through the company's Key Executive Stock Option Plan, the committee grants stock options to executive officers and other key managers to provide long-term incentive compensation. The shareholders have approved this plan, which is administered by the committee. All grants have an exercise price equal to the fair market value of the company's common stock on the date of grant, except for initial grants made in 1995 which had an exercise price equal to the initial public offering price of the company's common stock.

    The committee determines the number of stock options to grant by analyzing peer group companies' competitive compensation and considering consultants' recommendations, taking each individual's salary guideline and responsibility into account. The committee may also consider the number and exercise price of options granted to an individual in the past. The committee does not use corporate or business unit measures to determine the size of individual option grants.

    The stock option plan limits the number of shares issued to any individual over the life of the plan to 20% of the total number of shares authorized by shareholders for issuance under the plan. This provision reflects the committee's view that the plan is intended to provide long-term incentive compensation to a relatively broad spectrum of the company's employees.

    In 1997, Mr. Danis received a grant of an option to purchase 81,000 shares of the company's common stock. In determining the number of shares to include in Mr. Danis' grant, the committee considered information about stock option grants to chairpersons and chief executive officers of the peer group companies, the company's financial performance, the number of shares granted to other chief executive officers and the value of those options, the size of grants offered to the company's other executive officers, and the number and exercise price of shares previously granted to Mr. Danis.

    OTHER COMPENSATION PLANS

    The company's executive officers are entitled to receive additional compensation in the form of payments, allocations, or accruals under various other compensation and benefit plans, as described more fully in the footnotes to the Summary Compensation Table and under the heading "Other Benefit Plans" in this proxy statement. Each of these plans is an integral part of the company's compensation program.

    COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

           A. William Reynolds, Chairman
           John B. Carley
           James G. Connelly III

PERFORMANCE GRAPH

    The following graph compares the three-year cumulative total shareholder return beginning April 7, 1995 (the date that our common stock began trading on the New York Stock Exchange), through December 31, 1997, for the company, the Standard & Poor's 500 index, and a selected group of office products companies including BT Office Products, Corporate Express, Office Depot, OfficeMax, Staples, U.S. Office Products Company, and Viking Office Products. The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends, if any.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BOISE CASCADE OFFICE PRODUCTS CORPORATION     INDUSTRY COMPARABLES INDEX*     S&P 500 INDEX
4/7/95                                          $100.00                         $100.00           $100.00
1995                                            $171.00                         $119.60           $123.79
1996                                            $166.00                         $120.44           $152.21
1997                                            $119.50                         $131.82           $202.99

                                                                             BASE PERIOD   RETURN     RETURN     RETURN
COMPANY\INDEX NAME                                                             4/7/95       1995       1996       1997
------------------------------------------------------------------------------------------------------------------
Boise Cascade Office Products Corp.........................................   $     100   $  171.00  $  166.00  $  119.50
Industry Comparables Index*................................................         100      119.60     120.44     131.82
S&P 500 Index..............................................................         100      123.79     152.21     202.99
-------------------------------------------------------------------------------------------------------------------------

* Industry Comparables Index includes BT Office Products, Corporate Express, Office Depot, OfficeMax, Staples, U.S. Office Products Company, and Viking Office Products.

COMPENSATION TABLES

    The following tables present compensation information for our chief executive officer and the four next most highly compensated executive officers during 1997.

    This table sets forth compensation earned during each of the last three years. Because we first became publicly held in April 1995, the figures also include amounts paid to the named people from January through March 1995 when we operated as a division of BCC.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------
                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                       ANNUAL COMPENSATION                   AWARDS
                                           -------------------------------------------  -----------------
                                                                           OTHER           SECURITIES
                                                                          ANNUAL           UNDERLYING          ALL OTHER
                                            SALARY($)    BONUS($)     COMPENSATION($)    OPTIONS/SARS(#)    COMPENSATION($)
NAME AND PRINCIPAL POSITION          YEAR      (2)          (3)             (4)                (5)                (6)
----------------------------------------------------------------------------------------------------------------------------
Peter G. Danis Jr.,                  1997   $ 464,256    $ 231,804       $       0             81,000          $  63,413
Chief Executive Officer(1)           1996     422,100      533,952               0             87,000             56,935
                                     1995     385,800      398,762             839            134,800             49,684

Christopher C. Milliken,             1997     233,757       87,840               0             28,000             20,378
President(1)                         1996     207,522      199,331               0             32,000             16,228
                                     1995     182,505      158,094               0             42,400             14,444

Richard L. Black,                    1997     223,002       78,134               0             28,000             15,954
Senior Vice President,               1996     209,853      171,399               0             32,000             14,483
  The Reliable Corporation,          1995     192,213      157,054               0             33,800              6,608
  Canada, and Europe

Carol B. Moerdyk,                    1997     223,002       83,448               0             28,000             27,217
Senior Vice President,               1996     202,257      192,823               0             32,000             24,123
  U.S. Contract Operations(1)        1995     182,067      158,094               0             42,400             22,838

Lawrence E. Beeson,                  1997     195,255       56,087               0              9,300             12,273
Vice President,                      1996     188,760      136,996               0             13,200             11,529
  Marketing                          1995     138,762      128,192          28,318             42,400              5,855
----------------------------------------------------------------------------------------------------------------------------

(1) Messrs. Danis and Milliken and Ms. Moerdyk are also executive vice president, senior vice president, and vice president, respectively, of Boise Cascade Corporation.

(2) Includes amounts deferred under the SSRP, Key Executive Deferred Compensation Plan, and 1995 Executive Officer Deferred Compensation Plan. Mr. Beeson commenced his employment with the company on April 1, 1995. His annual salary for 1995 was approximately $185,000.

(3) Payments, if any, under the company's variable incentive compensation program. See "Executive Compensation -- Compensation Committee Report -- Annual Variable Incentive Compensation."

(4) The amounts shown in this column reflect the amount of federal income tax incurred by the named executive and paid by the company relating to various executive officer benefits. In 1995, Mr. Beeson received a moving expense reimbursement of $28,318. The cost incurred by the company during these years for various perquisites provided to each of the named executive officers, except for Mr. Beeson for 1995, is not included in this column, because the amount did not exceed the lesser of $50,000 or 10% of the executive's compensation during each year.

(5) Grants under the company's Key Executive Stock Option Plan.

(6) Amounts disclosed in this column include the following:

--------------------------------------------------------------------------------------------------------------
                                                                    ACCRUALS OF
                                                                   ABOVE-MARKET     ALLOCATIONS TO    COMPANY- PAID
                                                                    INTEREST ON      BOISE CASCADE     PORTION OF
                                             COMPANY MATCHING        DEFERRED         CORPORATION       EXECUTIVE
                                           CONTRIBUTIONS TO THE    COMPENSATION     EMPLOYEE STOCK    OFFICER LIFE
                                           DEFERRED COMPENSATION  PLANS BALANCES    OWNERSHIP PLAN      INSURANCE
NAME                              YEAR     OR SSRP PLANS ($)(*)         ($)               ($)         PROGRAMS ($)
-------------------------------------------------------------------------------------------------------------------
Peter G. Danis Jr.............       1997        $  29,946           $  33,467         $       0        $       0
                                     1996           24,626              28,376                 0            3,933
                                     1995           21,166              22,336             2,000            4,182

Christopher C. Milliken.......       1997           12,993               4,692                 0            2,693
                                     1996           10,968               2,966                 0            2,294
                                     1995            9,294               1,562             1,820            1,768

Richard L. Black..............       1997           11,832               3,135                 0              987
                                     1996           11,007               2,649                 0              827
                                     1995            6,189                 419                 0                0

Carol B. Moerdyk..............       1997           12,475               7,156                 0            7,586
                                     1996           10,811               5,356                 0            7,956
                                     1995            9,735               3,730             1,450            7,923

Lawrence E. Beeson............       1997            9,967               1,473                 0              833
                                     1996            9,509               1,221                 0              799
                                     1995            5,180                  87                70              518
-------------------------------------------------------------------------------------------------------------------

    (*) The company's Key Executive Deferred Compensation Plan is an unfunded plan pursuant to which key executives of the company, including executive officers, could irrevocably elect to defer receipt of a portion (6% to 20% for executive officers) of their 1995 annual base salary until termination of employment or beyond. The company's 1995 Executive Officer Deferred Compensation Plan is an unfunded plan pursuant to which executive officers may irrevocably elect to defer receipt of a portion (6% to 20%) of their base salary until termination of employment or beyond. Amounts so deferred are generally credited with imputed interest at a rate equal to 130% of Moody's Composite Average of Yields on Corporate Bonds. The SSRP is a profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code which contains a cash or deferred arrangement meeting the requirements of Section 401(k) of the Code.

    STOCK OPTIONS

    This table details the 1997 option grants under our Key Executive Stock Option Plan ("KESOP") to the five executives named in the Summary Compensation Table, as well as to all executive officers as a group and nonofficer employees as a group.

                           OPTION/SAR GRANTS IN 1997

------------------------------------------------------------------------------------------------------------------
                                                                  INDIVIDUAL GRANTS                         GRANT DATE
                                            --------------------------------------------------------------     VALUE
                                               NUMBER OF      PERCENT OF TOTAL                              -----------
                                              SECURITIES        OPTIONS/SARS                                GRANT DATE
                                              UNDERLYING         GRANTED TO       EXERCISE OR                 PRESENT
                                             OPTIONS/SARS    EMPLOYEES IN FISCAL  BASE PRICE   EXPIRATION      VALUE
NAME                                          GRANTED (#)           YEAR           ($/SH)(1)      DATE        ($)(2)
-----------------------------------------------------------------------------------------------------------------------
Peter G. Danis Jr.........................        81,000              16.34%       $  23.375     2/12/07     $ 706,320

Christopher C. Milliken...................        28,000               5.65           23.375     2/12/07       244,160

Richard L. Black..........................        28,000               5.65           23.375     2/12/07       244,160

Carol B. Moerdyk..........................        28,000               5.65           23.375     2/12/07       244,160

Lawrence E. Beeson........................         9,300               1.88           23.375     2/12/07        81,096

Executive officers as a group.............       251,100              50.66            22.89    2/12/07-     2,149,416
                                                                                                 7/30/07

Nonofficer employees as a group...........       244,600              49.34            23.28    2/12/07-     2,120,682
                                                                                                 7/30/07
-----------------------------------------------------------------------------------------------------------------------

(1) Under the KESOP, the exercise price must be the fair market value at the date of grant. Options granted under this plan during 1997 were fully vested when granted. However, except under limited circumstances, the options are exercisable only as follows: one-third of each option is exercisable after one year from the grant date, two-thirds of each option is exercisable after two years from the grant date, and the entire option is exercisable after three years from the grant date. Under the plan, no options may be granted after February 20, 2005. The exercise price of options granted to executive officers as a group and nonofficer employees as a group is the weighted average of options granted during 1997. The expiration dates are 10 years after the grant date of each option grant.

(2) "Grant Date Value" has been calculated using the Black-Scholes model of option valuation, with assumptions of: (a) risk-free interest rate of 6.1%,
    (b) expected stock price volatility of 35%, (c) expected option term of 4.2 years, and (d) no dividends. Based on this model, the calculated values of the options on February 11, 1997 (grant date), are $8.72 per share granted. This value does not necessarily represent the amount an option holder may ultimately realize upon exercise of an option.

    The following table sets forth the shares acquired and gross value (without adjustment for personal income taxes and fees, if any) realized by the top five executives when they exercised their stock options during 1997 and also states the year-end gross value of unexercised stock options held by these executives.

       AGGREGATE OPTION/SAR EXERCISES FOR 1997 AND 1997 OPTION/SAR VALUES

------------------------------------------------------------------------------------------------------------------
                                                                                                           VALUE OF
                                                                             NUMBER OF                   UNEXERCISED
                                                                       SECURITIES UNDERLYING             IN-THE-MONEY
                                                                        UNEXERCISED OPTIONS/           OPTIONS/SARS AT
                          SHARES ACQUIRED UPON     VALUE REALIZED       SARS AT 12/31/97 (#)             12/31/97 ($)
NAME                            EXERCISE                 (1)         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
-----------------------------------------------------------------------------------------------------------------------------
Peter G. Danis Jr......                 0             $       0           118,867/183,933              $219,051/109,524
Christopher C.
  Milliken.............                 0                     0            24,934/ 63,466               34,776/ 34,449
Richard L. Black.......                 0                     0            33,200/ 60,600               54,924/ 27,463
Carol B. Moerdyk.......                 0                     0            38,934/ 63,466               68,901/ 34,449
Lawrence E. Beeson.....                 0                     0            32,667/ 32,233               68,901/ 34,449
-----------------------------------------------------------------------------------------------------------------------------

(1) The "value realized" represents the difference between the option's exercise price and the value of the company's common stock at the time of exercise.

(2) This column indicates the aggregate amount, if any, by which the common stock share price on December 31, 1997, $14.9375, exceeded the options' exercise price.

OTHER BENEFIT PLANS

    PENSION PLAN

    We are a participating employer in the Boise Cascade Corporation Pension Plan for Salaried Employees. The estimated annual benefits payable upon retirement at age 65 under this plan for specified levels of average remuneration and years-of-service classifications are set out in the following table.

                               PENSION PLAN TABLE

-------------------------------------------------------------------------------------------
                                             YEARS OF SERVICE
                ---------------------------------------------------------------------------
 REMUNERATION       5         10         15         20         25         30         35
-------------------------------------------------------------------------------------------
  $  175,000    $  10,938  $  21,875  $  32,813  $  43,750  $  54,688  $  65,625  $  76,563
     200,000       12,500     25,000     37,500     50,000     62,500     75,000     87,500
     250,000       15,625     31,250     46,875     62,500     78,125     93,750    109,375
     300,000       18,750     37,500     56,250     75,000     93,750    112,500    131,250
     400,000       25,000     50,000     75,000    100,000    125,000    150,000    175,000
     500,000       31,250     62,500     93,750    125,000    156,250    187,500    218,750
     600,000       37,500     75,000    112,500    150,000    187,500    225,000    262,500
     700,000       43,750     87,500    131,250    175,000    218,750    262,500    306,250
     800,000       50,000    100,000    150,000    200,000    250,000    300,000    350,000
-------------------------------------------------------------------------------------------

    The pension plan entitles each vested employee, including executive officers, to receive a pension benefit at normal retirement equal to 1 1/4% of the highest average of any five consecutive years of compensation (as defined in the plan) out of the last ten years of employment, multiplied by the employee's years of service.

    Under the plan, "compensation" is the employee's base salary plus any amounts earned under the company's variable incentive compensation program (only "Salary" and "Bonus" from the Summary Compensation Table). As of December 31, 1997, the highest average of annual compensation during any five consecutive years for 1988 through 1997 and the years of service for the named executives are as follows:

------------------------------------------------------------------------------------------------------------------
NAME                                                                              COMPENSATION     YEARS OF SERVICE
------------------------------------------------------------------------------------------------------------------
Peter G. Danis Jr..............................................................    $  625,643                 30
Christopher C. Milliken........................................................       267,209                 20
Richard L. Black...............................................................       318,541                  4
Carol B. Moerdyk...............................................................       275,764                 17
Lawrence E. Beeson.............................................................       286,533                  3
----------------------------------------------------------------------------------------------------------------------

    As shown in the Pension Plan Table above, benefits are computed on a straight-life annuity basis and are not offset by social security or other retirement-type benefits. An employee is 100% vested in his or her pension benefit after five years of service, except for certain breaks in service. If an employee is entitled to a greater benefit under the plan's formula than the Internal Revenue Code allows for tax-qualified plans, the excess benefits will be paid from the company's general assets under the unfunded Supplemental Pension Plan. The benefit under the qualified pension plan is reduced by compensation deferred under any nonqualified deferred compensation plan. The Supplemental Pension Plan will also provide payments to the extent that participation in these deferred compensation plans has the effect of reducing an individual's pension benefit under the qualified plan.

    In the event of a change in control (as defined in the plan) of BCC, the plan restricts the ability of the plan sponsor or its successor to recoup surplus plan assets, if any exist. In general, after a change in control, if:

    (a) the plan is terminated,

    (b) the plan is merged or consolidated with another plan, or

    (c) the assets of the plan are transferred to another plan, the participants and beneficiaries will receive the plan's surplus assets, if any, on a pro rata basis. After a change in control, a majority (in both number and interest) of plan participants and beneficiaries must consent to amend this provision.

    EARLY RETIREMENT PLAN

    The Early Retirement Plan applies to:

    (a) executive officers 55 years old or older who are also executive officers of BCC,

    (b) who have ten or more years of service, and

    (c) who retire before age 65.

Eligible officers receive an early retirement benefit prior to age 65 equal to the benefit calculated under the Pension Plan for Salaried Employees without reduction due to the officer's early retirement. Messrs. Danis and Milliken and Ms. Moerdyk participate in this plan.

    EXECUTIVE OFFICER AGREEMENTS

    We have entered into agreements with Messrs. Danis and Milliken and Ms. Moerdyk who are also executive officers (but not employees) of BCC. These agreements formalize our severance benefits if any of those persons' employment is terminated after a change in control (as defined in the agreements) of BCC. The agreements provide certain severance benefits and protect other benefits that the named officers have already earned or reasonably expect to receive under our employee benefit plans. The officer will receive the benefits provided under the agreement if, after a change in control of BCC, we terminate the officer's employment other than for cause or disability (as defined in the agreement) or if the officer terminates employment after we take certain actions specified in the agreement which adversely affect the officer. Under the agreement, the officer must remain employed with us for six months following the first potential change in control of BCC.

    These agreements help ensure that we will have the benefit of these officers' services without distraction in the face of a potential change in control of our majority shareholder. The board of directors believes that the agreements are in the best interests of our shareholders and the company. BCC has entered into similar agreements with all its executive officers.

    The benefits under the agreements include:

    (a) the officer's salary through the termination date;

    (b) severance pay equal to three times the officer's annual base salary and target incentive pay, less any severance pay that the officer receives under the Severance Pay Policy for Executive Officers, which is currently the amount of the officer's annual base salary;

    (c) vacation pay according to our Vacation Policy;

    (d) any earned but unpaid bonus under the Key Executive Performance Plan (or any substitute plan) for the year preceding termination;

    (e) an award under the Key Executive Performance Plan (or any substitute plan) equal to the greater of:

         (i) the officer's target award prorated through the month in which the officer is terminated, or

        (ii) the actual award through the end of the month prior to termination based upon the award criteria for the applicable plan, prorated through the month in which the officer is terminated;

    (f)  accelerated exercisability of the officer's stock options;

    (g) benefits under the Supplemental Early Retirement Plan; and

    (h) certain additional retirement and other employee benefits.

The agreements provide three additional benefits. First, we will maintain for up to one year all employee benefit plans and programs in which the officer was entitled to participate immediately prior to termination or we will substitute similar arrangements. Second, we will maintain our participation in the Split-Dollar Life Insurance Plan until the officer's insurance policy under that plan is fully paid. Third, we will pay legal fees and expenses which the officer incurs to enforce his or her rights or benefits under the agreement.

    As of December 31, 1997, the estimated amount of payments and other benefits (not including legal fees, if any) each named executive officer would receive under the agreement (in excess of the benefits to which the officer is entitled without the agreement) is:

- Peter G. Danis Jr............................................  $2,397,777
- Christopher C. Milliken......................................   1,491,856
- Carol B. Moerdyk.............................................   1,242,283

(Payments which would be made subsequent to the termination date have been discounted as of December 31, 1997, at a rate of 7.12%, according to the requirements of Section 280G of the Internal Revenue Code.) Actual payments made under the agreements at any future date would vary, depending in part upon what the executive has accrued under the variable compensation plans and benefit plans.

    Each agreement is effective until December 31, 2000. The agreements are automatically extended each January 1 for a new three-year period, unless we notify the officers by September 30 of the preceding year that we do not wish to extend the agreements.

    DEFERRED COMPENSATION AND BENEFITS TRUST

    The company has established a deferred compensation and benefits trust, which is intended to ensure that participants and beneficiaries under several of our nonqualified and unfunded deferred compensation plans and the executive officer agreements will receive the benefits they have earned in the event of a change in control of BCC (as defined in the plans and the agreements). The trust will not increase the benefits to which any individual participant is entitled under the covered plans and agreements. If a potential change in control occurs, the trust will be revocably funded. If an actual change in control occurs, the trust will be irrevocably funded and will pay benefits to participants in accordance with the plans and agreements. The trustee will receive fees and expenses either from us or from the trust assets. If the company become bankrupt or insolvent, the trust assets will be accessible to the claims of the company's creditors.

    INDEMNIFICATION

    To the extent that Delaware law permits, we will indemnify our directors and officers against liabilities they incur in connection with actual or threatened proceedings to which they are or may become parties and which arise from their status as directors and officers. We insure, within stated limits, the directors and officers against these liabilities. The aggregate premium on the insurance policies for 1997 was $76,181.

RELATED PARTY TRANSACTIONS

    BCC currently owns approximately 81.4% of the outstanding shares of our common stock. We supply office products to BCC and purchase certain paper and paper products from them. During the year ended December 31, 1997, our sales to BCC were $1,589,000, and our purchases from them were $231,188,000. We anticipate that our sales and purchases with BCC during 1998 will exceed those in 1997.

    We have entered into a number of agreements with BCC regarding our ongoing relationship. Because our various relationships with BCC are so complex, each agreement or the transactions within it, considered separately, may contain terms less favorable to us than we might have obtained from an unaffiliated third party. Nevertheless, the company and BCC intend that these interrelated agreements and transactions, taken as a whole, should fairly accommodate our respective interests while continuing certain mutually beneficial joint arrangements.

    We may enter into additional or modified arrangements and transactions with BCC. While we expect any future arrangements and transactions to be negotiated, conflicts of interest may occur. Although we have not adopted any formal procedures to prevent conflicts of interest, we intend to seek our independent directors' approval for any agreement which our management or any independent director believes to be materially important to us and to involve a significant conflict of interest with BCC.

    Certain arrangements and transactions between us and BCC or its affiliates are summarized below.

    PAPER SALES AGREEMENT

    The majority of our purchases from BCC are under a Paper Sales Agreement whereby BCC sells us office papers. We calculate the prices for these papers with a formula meant to approximate prevailing market prices. The agreement has an initial term of 20 years, commencing April 1, 1995. It will automatically renew for five-year periods, subject to termination rights under specific circumstances.

    ADMINISTRATIVE SERVICES AGREEMENT

    We also have an agreement under which BCC provides various administrative services to us. These services include, among others, financial reporting, cash management, human resources services, legal and corporate secretarial functions, internal audit, benefits administration, transfer agent functions, and insurance. These services are provided for varying periods, from one to five years, and may be renewed or terminated from time to time. BCC charges us rates for these services which reasonably approximate the cost to BCC of providing these services to us. During 1997, we paid BCC $2,578,000 under this agreement.

    TAX MATTERS AGREEMENT

    We have entered into an agreement with BCC which allocates state and federal tax liabilities and obligations between us. Since April 1, 1995, we have been responsible for all tax liability which we incur. BCC must provide tax administration for us, and we must reimburse them for the administration costs.

    SHAREHOLDER AGREEMENT

    Finally, we have an agreement with BCC which establishes certain rights for BCC to purchase shares of voting stock or securities convertible into voting stock which we may wish to sell from time to time. In addition, this agreement gives BCC certain demand and participation registration rights for the shares of our stock which it holds.

INFORMATION AVAILABLE TO SHAREHOLDERS

    We are mailing you our 1997 Annual Report with this proxy statement. You can obtain additional copies of the 1997 Annual Report to Shareholders and our Annual Report on Form 10-K (filed with the Securities and Exchange Commission) at no charge from our Investor Relations Department, 800 West Bryn Mawr Avenue, Itasca, Illinois 60143-1594, 630/775-4228. Our financial statements are also on file with the Securities and Exchange Commission, Washington, D.C., and with the New York Stock Exchange. You can obtain copies of these statements through the Securities and Exchange Commission's web site at http://www.sec.gov.

SHAREHOLDER PROPOSALS

    SHAREHOLDER PROPOSALS IN OUR PROXY STATEMENT

    If you wish to submit a proposal to be included in our proxy statement for the 1999 annual meeting, we must receive it no later than November 10, 1998.

    SHAREHOLDER PROPOSALS NOT IN OUR PROXY STATEMENT

    If you wish to present a proposal for action at a shareholder meeting, you must do so according to our Restated Certificate of Incorporation, as follows:

    You must give notice of the proposed business to the corporate secretary. This notice must be in writing, delivered or mailed to and received by the corporate secretary not less than 60 days or more than 120 days prior to the meeting. For each matter you propose, your notice must include:

    (a) a brief description of the business you wish to bring before the meeting and the reasons for conducting the business at the meeting,

    (b) your name and address,

    (c) the class and number of shares of our stock which you beneficially own, and

    (d) any material interest you have in the business to be brought before the meeting.

    The chairperson of the meeting may, if the facts warrant, determine and declare that the business was not properly brought before the meeting according to our Restated Certificate of Incorporation.

    SHAREHOLDER NOMINATIONS FOR DIRECTORS

    If you wish to suggest a nominee for the board to consider for future elections, write to A. James Balkins III, senior vice president and corporate secretary, 800 West Bryn Mawr Avenue, Itasca, Illinois 60143-1594. You should describe in detail your proposed nominee's qualifications and other relevant biographical information and indicate whether the proposed nominee is willing to accept nomination.

    If you wish to directly nominate a candidate for the board of directors, according to our Restated Certificate of Incorporation you must do so in writing, delivered or mailed to and received by the corporate secretary not less than 60 days or more than 120 days prior to any meeting of shareholders called to elect directors. Your notice of nomination must include:

    (a) your name and address;

    (b) each nominee's name, age, and address;

    (c) each nominee's principal occupation or employment;

    (d) the number of shares of our stock which the nominee beneficially owns;

    (e) the number of shares of our stock which you beneficially own;

    (f) any other information concerning the nominee that must be disclosed about nominees in proxy solicitations under Regulation 14A of the Securities Exchange Act of 1934; and

    (g) the executed consent of each nominee to serve as our director if elected.

    The chairperson of the meeting may, if the facts warrant, determine and declare that a nomination was not made in accordance with the proper procedures, and the defective nomination shall be disregarded.

BENEFICIAL OWNERSHIP

    As of December 31, 1997, the table below sets forth information regarding each person or entity that we know to be the beneficial owner of more than 5% of any class of our voting securities.

----------------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                              SHARES       PERCENT
                                         NAME AND ADDRESS                  BENEFICIALLY      OF
TITLE OF CLASS                          OF BENEFICIAL OWNER                   OWNED         CLASS
----------------------------------------------------------------------------------------------------
Common Stock,             Boise Cascade Corporation                         53,398,724(1)      81.4%
  $.01 Par Value          1111 W. Jefferson Street
                          P.O. Box 50
                          Boise, ID 83728
----------------------------------------------------------------------------------------------------

(1) BCC has sole voting and investment power for all 53,398,724 shares.

PROXIES AND VOTING AT THE MEETING

    As of February 26, 1998 (the record date for determining shareholders entitled to vote at the meeting), we had 65,649,758 outstanding shares of common stock. If you hold any outstanding shares of our common stock as of the record date, you are entitled to one vote for each share on every matter submitted to the meeting.

    Participants in the Boise Cascade Office Products Corporation Common Stock Fund of BCC's Savings and Supplemental Retirement Plan, Qualified Employee Savings Trust (QUEST), and Retirement Savings Plan (RSP) can instruct the Plan's trustee how to vote the shares held in the trust. The trustee will vote shares for participants who do not vote.

PROXY SOLICITATION

    We bear the cost of soliciting proxies, including the cost of reimbursing brokers for forwarding proxies and proxy material to beneficial shareholders. Our directors, officers, and other employees may solicit proxies personally or by telephone or electronic transmission, but we will not specially compensate these persons for doing so. We have retained D. F. King and Company Inc. at a fee estimated not to exceed $4,500, plus expenses, to aid in distributing materials and soliciting proxies.

    WE REQUEST THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT IT WILL BE AVAILABLE FOR USE AT THE MEETING.

                                          A. James Balkins III
                                          Senior Vice President and
                                          Corporate Secretary

March 10, 1998

                                [RECYCLED LOGO]

         This Notice and Proxy Statement is printed on recycled-content
                 ASPEN-TM- Lightweight Opaque paper produced by Boise Cascade Corporation's papermakers at its St. Helens, Oregon, mill.
          This paper is made with no less than 10% postconsumer fiber.

PROXY        [LOGO] BOISE CASCADE OFFICE PRODUCTS CORPORATION         800 W. Bryn Mawr Avenue
                    ANNUAL MEETING OF SHAREHOLDERS, APRIL 21, 1998    Itasca, IL 60143-1594
----------------------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareholder signing this card appoints George J. Harad, Peter G. Danis Jr., and John W. Holleran as proxies, each with the power to appoint a substitute. They are directed to vote all the shareholders' Boise Cascade Office Products Corporation stock held on February 26, 1998, at the company's annual meeting to be held on April 21, 1998, and at any adjournment of that meeting. They are also given discretionary authority to vote on any other matters that may properly be presented at this meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSAL 2.


1.  Election of Directors:  JOHN B. CARLEY  GEORGE J. HARAD   CHRISTOPHER C. MILLIKEN

   / / FOR all nominees        / / WITHHOLD AUTHORITY       WITHHOLD AUTHORITY for the following nominee(s) only:
       (except as may be           for all nominees
       indicated)                                           -------------------------------------------------------------

                                                            -------------------------------------------------------------

2. Appointment of Arthur Andersen LLP as independent accountants for 1998.    / / FOR    / / AGAINST    / / ABSTAIN






THIS PROXY WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF YOU SIGN AND RETURN THE CARD BUT DO NOT VOTE ON THESE MATTERS, THEN PROPOSALS 1 AND 2 WILL RECEIVE FOR VOTES.

This card provides voting authority for all beneficial holdings of Boise Cascade Office Products Corporation shares.

Please sign exactly as the name appears below and date this card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such. When signing as a corporation, sign in full corporate name by an authorized officer. When signing as a partnership, sign in partnership name by an authorized person.


                              ---------------------------------  ---------------
                                   Signature of Shareholder            Date

                              ---------------------------------  ---------------
                                   Signature of Shareholder            Date


             Forward this card to D. F. King (solicitor) or to Corporate
                      Election Services (independent tabulator),
                         P.O. Box 1150, Pittsburgh, PA 15230

                                                  [LOGO]
                                                  BOISE CASCADE
                                                  OFFICE PRODUCTS CORPORATION


     Dear Shareholder:


     The Boise Cascade Office Products Corporation annual meeting of shareholders will be held in the Company's corporate headquarters building in Itasca, Illinois, at 10 a.m., Central daylight time, April 21, 1998.

     Shareholders of record on February 26, 1998, are entitled to vote by proxy, before or at the meeting. The proxy card attached to the bottom of this page is for your use in designating proxies and providing voting instructions.

     The attached card serves both as a proxy designation (for shareholders of record, including those holding shares in the BCOP Employee Stock Purchase Plan) and as voting instructions (for Boise Cascade employee savings plan participants). As "named fiduciaries," participants in the BCOP stock funds of the employee savings plans are entitled to provide voting instructions to the Trustee, using this card, for shares in the BCOP stock fund of the savings plan in which they participate.

     Individual proxy/voting instruction cards will be received and tabulated by Corporate Election Services, Inc., in Pittsburgh, Pennsylvania, an independent tabulator.

     Please indicate your voting preferences on the card, SIGN and DATE the card, and return it to the independent tabulator in the envelope provided. EMPLOYEE SAVINGS PLAN PARTICIPANTS' VOTING INSTRUCTIONS ARE CONFIDENTIAL.

                                                  Thank you.



                          (fold and tear along perforation)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



PROXY AND VOTING INSTRUCTION CARD      BOISE CASCADE OFFICE PRODUCTS CORPORATION
The Board of Directors recommends                 ANNUAL MEETING OF SHAREHOLDERS
a vote FOR all nominees listed                                    APRIL 21, 1998
below and FOR proposal 2.


1.   Election of Directors:  JOHN B. CARLEY  GEORGE J. HARAD    CHRISTOPHER C. MILLIKEN

     / / FOR all nominees        / / WITHHOLD AUTHORITY       WITHHOLD AUTHORITY for the following nominee(s) only:
         (except as may be           for all nominees
         indicated)                                           -------------------------------------------------------------

                                                              -------------------------------------------------------------

  2. Appointment of Arthur Andersen LLP as independent accountants for 1998.    / / FOR    / / AGAINST    / / ABSTAIN


                              ---------------------------------  ---------------
                              Signature of Shareholder           Date

                              ---------------------------------  ---------------
                              Signature of Shareholder           Date


                              Shareholder(s) must sign as name(s) appear in account registration printed to the left.


Forward this card to Corporate Election Services,
P.O. Box 1150, Pittsburgh, PA  15230


                            (Instructions on Reverse Side)

         Printed on Boise Cascade Corporation's SUMMIT-Registered Trademark-
               TAG-X, 100# White, which is made in St. Helens, Oregon.


PROXY AND VOTING INSTRUCTION CARD      BOISE CASCADE OFFICE PRODUCTS CORPORATION
                                                  ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY AND THESE INSTRUCTIONS ARE                             APRIL 21, 1998
SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS.

The shareholder signing this card appoints George J. Harad, Peter G. Danis Jr., and John W. Holleran as proxies, each with the power to appoint a substitute. They are directed to vote (as indicated on the reverse side of this card) all the shareholders' Boise Cascade Office Products Corporation stock held on February 26, 1998, at the company's annual meeting to be held on April 21, 1998, and at any adjournment of that meeting. They are also given discretionary authority to vote on any other matters that may properly be presented at this meeting. If the shareholder is a current or former company employee, this card also provides voting instructions to the Trustee for BCOP shares held in any Boise Cascade Corporation employee savings plans.

This proxy will be voted according to your instructions. If you sign and return the card but do not vote on these matters, then proposals 1 and 2 will receive FOR votes.

                             (To be SIGNED on other side)